UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 24, 2004

THE TORO COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-8649	41-0580470

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8111 Lyndale Avenue South
Bloomington, Minnesota		55420

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (952) 888-8801

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
Press Release
Press Release

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition

     On August 24, 2004, The Toro Company announced its earnings for the three and nine months ended July 30, 2004. Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of The Toro Company’s press release in connection with the announcement. The information in this report is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference by any general statements by The Toro Company incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent The Toro Company specifically incorporates the information by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TORO COMPANY (Registrant)
Date: August 24, 2004	By /s/ Stephen P. Wolfe
Stephen P. Wolfe
Vice President Finance, Treasurer and Chief Financial Officer (duly authorized officer and principal financial officer)

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99	Other

Registrant’s press release dated August 24, 2004 (furnished herewith).